September 3, 2020

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51971

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51955

Ladies and Gentlemen:

We have transmitted to contract owners the semiannual reports for the period ended June 30, 2020 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account B invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact John Domaschko at 513.412.1401.

Sincerely,

/s/ John P. Gruber
John P. Gruber
Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51971

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51955

1940 Act Number
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
• Invesco Oppenheimer V.I. Capital Appreciation Fund/VA—Series I Shares
• Invesco Oppenheimer V.I. Conservative Balanced Fund/VA— Series I Shares • Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund – Series I Shares
• Invesco Oppenheimer V.I. Main Street Fund®/VA— Series I Shares
• Invesco V.I. American Value Fund—Series I Shares
• Invesco V.I. Comstock Fund —Series I Shares
• Invesco V.I. Core Equity Fund—Series I Shares
• Invesco V.I. Diversified Dividend Fund—Series I Shares
• Invesco V.I. Health Care Fund—Series I Shares
• Invesco V.I. High Yield Fund—Series I Shares
• Invesco V.I. Small Cap Equity Fund—Series I Shares
ALPS Variable Investment Trust	811-21987
• Morningstar Balanced ETF Asset Allocation Portfolio—Class II Shares
• Morningstar Conservative ETF Asset Allocation Portfolio—Class II Shares
• Morningstar Growth ETF Asset Allocation Portfolio—Class II Shares
• Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II Shares
American Century® Variable Portfolios, Inc.	811-05188
• VP Capital Appreciation Fund—Class I Shares
• VP Large Company Value Fund—Class I Shares
• VP Mid Cap Value Fund—Class I Shares
• VP Ultra® Fund—Class I Shares
BNY Mellon Investment Portfolios	811-08673
• MidCap Stock Portfolio—Service Shares
• Technology Growth Portfolio—Initial Shares
BNY Mellon Stock Index Fund, Inc.—Initial Shares	811-05719
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Initial Shares	811-07044
BNY Mellon Variable Investment Fund	811-05125
• Appreciation Portfolio—Initial Shares
• Growth and Income Portfolio—Initial Shares
• Government Money Market Portfolio
• Opportunistic Small Cap Portfolio—Initial Shares
Deutsche DWS Investments VIT Funds	811-07507
• DWS Small Cap Index VIP—Class A Shares
Franklin Templeton Variable Insurance Products Trust	811-05583
• Templeton Foreign VIP Fund—Class 2 Shares
Janus Aspen Series	811-07736
• Janus Henderson VIT Balanced Portfolio—Institutional Shares
• Janus Henderson VIT Enterprise Portfolio—Institutional Shares
• Janus Henderson VIT Forty Portfolio—Institutional Shares
• Janus Henderson VIT Overseas Portfolio—Institutional Shares
• Janus Henderson VIT Research Portfolio—Institutional Shares

Morgan Stanley Variable Insurance Fund, Inc.	811-07607
• Core Plus Fixed Income Portfolio—Class I Shares
• Discovery Portfolio—Class I Shares
• U.S. Real Estate Portfolio—Class I Shares
PIMCO Variable Insurance Trust	811-08399
• PIMCO Real Return Portfolio—Administrative Class
• PIMCO Total Return Portfolio—Administrative Class
Wilshire Variable Insurance Trust	811-07917
• Wilshire Global Allocation Fund
Calamos Advisors Trust	811-09237
• Calamos Growth and Income Portfolio (closed)
Davis Variable Account Fund, Inc.	811-09293
• Davis Value Portfolio (closed)
Janus Aspen Series	811-07736
• Janus Henderson VIT Global Research Portfolio—Institutional Shares (closed)
Timothy Plan	811-08228
• The Timothy Plan Conservative Growth Variable Series (closed)
• The Timothy Plan Strategic Growth Variable Series (closed)